                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential for Use of the Commision
                                         only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement       [ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      CENTENNIAL FIRST FINANCIAL SERVICES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

                       CENTENNIAL FIRST FINANCIAL SERVICES
                              218 EAST STATE STREET

                           REDLANDS, CALIFORNIA 92373

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 2001

TO THE SHAREHOLDERS OF
CENTENNIAL FIRST FINANCIAL SERVICES:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its board of directors, the annual meeting of shareholders of Centennial First Financial Services will be held at Redlands Country Club located at 1749 Garden Street, Redlands, California, on Tuesday, April 24, 2001 at 6:00 p.m., for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect nine (9) persons to the board of directors to serve until the 2002 annual meeting of shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

             Bruce J. Bartells                   William A. McCalmon
             Carole H. Beswick                   Patrick J. Meyer
             Irving M. Feldkamp, III, D.D.S.     Douglas C. Spencer
             Larry Jacinto                       Douglas F. Welebir
             Ronald J. Jeffrey

2. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournments thereof.

The board of directors has fixed the close of business on March 2, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting.

Section 3.3 of Article III of the Bylaws sets forth the nomination procedure for nominations of directors. Section 3.3 provides:

         Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one
         (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder:
         (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder;
         (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                           By Order of the Board of Directors




March 23, 2001                             Sally Flanders, Secretary

WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSAL BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY CENTENNIAL FIRST'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF CENTENNIAL FIRST AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                       CENTENNIAL FIRST FINANCIAL SERVICES

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 2001

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies for use at the 2001 annual meeting of shareholders of Centennial First Financial Services to be held at the Redlands Country Club located at 1749 Garden Street, Redlands, California, at 6:00 p.m., on Tuesday, April 24, 2001, and at any and all adjournments thereof.

We expect that this proxy statement and the accompanying notice and form of proxy will be mailed to shareholders eligible to receive notice of and to vote at the meeting on or about March 23, 2001.

REVOCABILITY OF PROXIES

A form of proxy for voting your shares at the meeting is enclosed. Any shareholder who executes and delivers the proxy has the right to and may revoke it at any time before it is exercised by filing with the secretary of Centennial First an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person by advising the chairman of the meeting of his or her election to vote in person, and voting in person at the meeting. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATIONS.

PERSONS MAKING THE SOLICITATION

This solicitation of proxies is being made by Centennial First's board of directors. The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in the solicitation of proxies for the meeting will be borne by Centennial First. It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers and employees of Centennial First and Redlands Centennial Bank, a wholly-owned subsidiary of Centennial First may solicit proxies personally or by telephone, without receiving special compensation for their solicitation. Although there is no formal agreement to do so, Centennial First may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Centennial First is held of record by such entities. In addition, Centennial First may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it to be advisable.

                                VOTING SECURITIES

There were issued and outstanding 717,472 shares of Centennial First's common stock on March 2, 2001, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Centennial First's common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of Centennial First as of the Record Date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the meeting gives notice at the meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxyholders, in accordance with management's recommendation. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

                       SHAREHOLDINGS OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

Centennial First's management knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of common stock, except as set forth in the table below. The following table sets forth, as of March 1, 2001, the number and percentage of shares of Centennial First's outstanding common stock beneficially owned, directly or indirectly, by each of Centennial First's directors and principal shareholders and by the directors and officers of Centennial First as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal shareholder or officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 1, 2001. Unless otherwise indicated, the persons listed below have sole voting and investment powers. Management is intending to proceed with a stock offering for 342,858 shares of Centennial First's common stock which may result in a change of control.



                                                         AMOUNT AND NATURE OF                              PERCENT
BENEFICIAL OWNER                                         BENEFICIAL OWNERSHIP                              OF CLASS
----------------                                         --------------------                              --------

DIRECTORS AND NAMED OFFICERS:
----------------------------
Bruce J. Bartells                                              18,454(1)                                      2.6
Carole H. Beswick                                              16,200(2)                                      2.3
I.M. Feldkamp, III                                             17,994(3)                                      2.5
Larry Jacinto                                                  36,740(4)                                      5.1
Ronald J. Jeffrey                                              25,121(5)                                      3.5
William A. McCalmon                                            17,111(6)                                      2.4
Patrick J. Meyer                                               30,278(7)                                      4.2
Douglas C. Spencer                                             38,547(8)                                      5.2
Douglas F. Welebir                                             26,290(9)                                      3.7
Beth Sanders                                                   18,979(10)                                     2.6

All Directors and Executive Officers
as a Group (11 in all)                                        245,714(11)                                    32.5


------------------

(1) The amount includes 8,968 shares of which Mr. Bartells has shared voting and investment powers and 2,454 shares acquirable by exercise of stock options.

(2) The amount includes 8,513 shares of which Mrs. Beswick has shared voting and investment powers and 2,454 shares acquirable by exercise of stock options.

(3) Dr. Feldkamp, III has shared voting and investment powers as to all of these shares.

(4) Mr. Jacinto's address is c/o Centennial First Financial Services, 218 East State Street, Redlands, California 92373.

(5) The amount includes 2,598 shares which are in the name of Mr. Jeffrey's spouse, 13,459 shares of which Mr. Jeffrey has shared voting and investment powers, and 2,454 shares acquirable by exercise of stock options.

(6) The amount includes 3,579 shares which are in the name of Mr. McCalmon's spouse and 2,454 shares acquirable by exercise of stock options.

(7) The amount includes 556 shares which are in the name of Mr. Meyer's spouse and 2,454 shares acquirable by exercise of stock options.

(8) The amount includes 3,499 shares of which Mr. Spencer has shared voting and investment powers and 21,052 shares acquirable by exercise of stock options. Mr. Spencer's address is c/o Centennial First Financial Services, 218 East State Street, Redlands, California 92373.

(9) The amount includes 2,454 shares acquirable by exercise of stock options.

(10) The amount includes 14,441 shares of which Mrs. Sanders has shared voting and investment powers and 2,451 shares acquirable by exercise of stock options.

(11) The amount includes 39,277 shares acquirable by exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Centennial First's directors and certain executive officers and persons who own more than ten percent of a registered class of Centennial First's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish Centennial First with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 5 were required for those persons, Centennial First believes that, during the reporting period in 2000 the Reporting Persons complied with all filing requirements applicable to them.

                              ELECTION OF DIRECTORS

NOMINEES

Centennial First's Bylaws provide that the number of directors of Centennial First shall not be less than six (6) nor more than eleven (11). The exact number of directors shall be nine (9), until changed by a Bylaw amendment or a resolution duly adopted by Centennial First's shareholders or board of directors.

The persons named below, all of whom are currently members of the board of directors, will be nominated for election as directors at the meeting to serve until the 2002 annual meeting of shareholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all nine nominees (or as many thereof as possible under the rules of cumulative voting). The nine nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the notice of annual meeting of shareholders accompanying this proxy statement.

The following table sets forth, as of March 1, 2001, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of Centennial First.


                                                 YEAR FIRST
                                                 APPOINTED           PRINCIPAL OCCUPATION DURING
            NAME AND TITLE          AGE          DIRECTOR                THE PAST FIVE YEARS
-------------------------------     ---         -----------    ----------------------------------------
Bruce J. Bartells                   56              1999       Chief Executive Officer and former Chief
Vice Chairman of the Board                                     Financial Officer of Wilden Pump &
                                                               Engineering Company, Inc.

Carole H. Beswick                   58              2000       Part owner of Paper Partners, Inc.
Director

Irving M. Feldkamp, III, DDS        56              2000       President/Owner of Hospitality Dental
Director                                                       Associates and President/Owner Glen
                                                               Helen Racing Inc.

Larry Jacinto                       51              2000       President of Larry Jacinto Construction,
Director                                                       President of Pangahamo Materials, Inc.,
                                                               President of Larry Jacinto Farming,
                                                               President of Mentone Enterprises, and Vice
                                                               President of Rancho Las Narajas.

Ronald J. Jeffrey                   57              2000       Vice President of Tri-City Acoustics, Inc.
Director

William A. McCalmon                 55              2000       President and owner of RPM Insurance
Director                                                       Services, Inc., registered principal of PIM
                                                               Financial Services, Inc.

Patrick J. Meyer                    49              1999       Owner of Urban Environs, a city planning
Chairman of the Board                                          consultant business.

Douglas C. Spencer                  42              1999       President and CEO of Redlands Centennial
President & CEO, Director                                      Bank (former Senior Vice President/
                                                               Branch Administration with California
                                                               State Bank and former Senior Vice
                                                               President/Chief Operating Officer of
                                                               Landmark Bank).

Douglas F. Welebir                  58              2000       Attorney and President of Welebir,
Director                                                       McCune & Jure, a professional law
                                                               corporation.


None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of Centennial First acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Centennial First. No director or executive officer of Centennial First serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

THE BOARD OF DIRECTORS AND COMMITTEES

Centennial First's board of directors met two times in 2000. None of the directors attended less than 75 percent of all board of directors' meetings and committee meetings (of which they were a member) that were held in 2000.

Centennial First has an audit committee which meets as needed to review examinations of the FDIC, the Department of Financial Institutions, the Federal Reserve Board and Hutchinson and Bloodgood LLP, Centennial First's internal auditor. The audit committee consists of Bruce J. Bartells, Chairman, Irving M. Feldkamp, III, Ronald J. Jeffrey, William A. McCalmon, Patrick J. Meyer and Douglas F. Welebir. The audit committee met ten times during 2000. The audit committee functions are to review all internal and external audits, report any significant findings to the board, ensure that the internal audit plans are met, programs are carried out, and weaknesses are promptly responded to. The audit committee meets annually to discuss and review the overall audit plan. The board has adopted a written charter for the audit committee which is attached as Appendix A to this proxy statement.

AUDIT COMMITTEE REPORT

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Centennial First specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The audit committee has reviewed Centennial First's audited financial statements and discussed such statements with management. The audit committee has discussed with Hutchinson and Bloodgood, LLP, Centennial First's independent auditors during the year 2000, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

The audit committee received written disclosures and a letter from Hutchinson and Bloodgood, LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management. The audit committee has also considered whether the independent auditors' provision of other non-audit services is compatible with the auditors' independence.

Based on the review and discussions noted above, the audit committee recommended to the board that Centennial First's audited financial statements be included in Centennial First's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

The audit committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the audit committee that would impair any member's ability to act independently.

The Audit Committee

                  Bruce J. Bartells, Chairman
                  Irving M. Feldkamp, III
                  Ronald J. Jeffrey
                  William A. McCalmon
                  Patrick J. Meyer
                  Douglas F. Welebir

Centennial First does not have a compensation or nominating committee.

EXECUTIVE OFFICERS

The following table presents information concerning the executive officers of Centennial First other than Mr. Doug Spencer which is contained above in the section entitled "Nominees."


                                                    YEAR FIRST
                                                    APPOINTED           PRINCIPAL OCCUPATION DURING
        NAME AND TITLE                 AGE          AN OFFICER              THE PAST FIVE YEARS
------------------------------         ---          ----------     ------------------------------------------
Beth Sanders                           49              1999        Executive Vice President and Chief
Executive Vice President &                                         Financial Officer of Centennial First and
Chief Financial Officer                                            Redlands Centennial Bank.

Timothy P. Walbridge                   51              2000        Executive Vice President and Chief Lending
Executive Vice Officer &                                           Officer of Centennial First and Redlands
Chief Lending Officer                                              Centennial Bank.  Former Senior Vice
                                                                   President and Loan Administrator of First
                                                                   Security Bank of California, formerly
                                                                   California State Bank.


EXECUTIVE COMPENSATION

                                SUMMARY COMPENSATION TABLE


                                                                 Long Term Compensation
                                                            -------------------------------
                   Annual Compensation                              Awards          Payouts
---------------------------------------------------------   ---------------------   -------
       (a)              (b)      (c)       (d)      (e)        (f)         (g)        (h)       (i)
--------------------    ----   -------   ------   -------   ----------   --------   -------   ---------
                                                  Other
                                                  Annual    Restricted                        All Other
    Name and                                      Compen-     Stock                  LTIP      Compen-
    Principal                   Salary    Bonus   sation     Award(s)    Options/   Payouts   sation(2)
    Position            Year     ($)       ($)      ($)        ($)        SARs(1)     ($)        ($)
--------------------    ----   -------   ------   -------   ----------   --------   -------   ---------
Douglas C. Spencer      2000   128,400   50,000      -          -             -        -          8,223
President and Chief     1999   120,000      -        -          -          10,050      -          3,849
Executive Officer       1998   120,000    9,883      -          -             -        -          5,000

Beth Sanders            2000    86,000   15,000      -          -             -        -          2,500
Executive Vice          1999    86,000      -        -          -           5,025      -          2,200
President and Chief     1998    86,000    9,883      -          -             -        -          4,449
Financial Officer



(1) Centennial First does not have SAR's, and the stock options are adjusted for stock dividends.

(2) The amounts represent Centennial First's matching contributions to the 401(k) Plan and cost of automobile provided and country club dues.

                  OPTION/SAR EXERCISED AND YEAR END VALUE TABLE

                        AGGREGATED OPTION/SAR EXERCISED
                IN LAST FISCAL YEAR AND YEAR END OPTION/SAR VALUE



       (a)                    (b)                  (c)                     (d)                           (e)
------------------     ------------------     --------------     ------------------------     -------------------------
                                                                                                Value of Unexercised
                                                                  Number of Unexercised             In-the-Money
                                                                 Options/SARs at Year End          Options/SARs at
                       Shares Acquired on                              Exercisable/                 Year End ($)
      Name                 Exercise(#)        Value Realized         Unexercisable(1)         Exercisable/Unexercisable
------------------     ------------------     --------------     ------------------------     -------------------------
Douglas C. Spencer                0                     0            18,952 / 19,635              $155,581 / $131,374
Beth Sanders                  6,270               $75,365             7,672 / 4,200                $57,389 / $16,632



(1) The options and exercise prices in the table have been adjusted for the 5% stock dividend to shareholders of record on January 10, 2000.

EMPLOYMENT AGREEMENTS

Redlands Centennial Bank entered into an employment agreement with Mr. Spencer. The agreement is for a term of four years commencing October 1, 1997 and provides for the employment of Mr. Spencer as the President and Chief Executive Officer of Redlands Centennial Bank. The term of the agreement is automatically extended for additional periods of one year unless Redlands Centennial Bank or Mr. Spencer gives written notice of termination of employment not less than three months and not more than six months prior to the expiration of the term. The initial base annual salary for Mr. Spencer was $120,000 per year, with increases to be determined at the discretion of the board of directors of Redlands Centennial Bank. Under the agreement Mr. Spencer is entitled to bonuses pursuant to his participation in Redlands Centennial Bank's Incentive Compensation Plan. In addition, the agreement provides that Redlands Centennial Bank will provide Mr. Spencer with salary continuation benefits as discussed below. The agreement provides Mr. Spencer with stock options to acquire 28,088 shares (adjusted for stock dividends) which vest at the rate of 20% per year (with acceleration of vesting in certain events) and with a term of ten years. In lieu of an automobile allowance, Mr. Spencer is provided with a Redlands Centennial Bank owned automobile. Pursuant to the agreement, Mr. Spencer is entitled to four weeks vacation per year, health, disability and life insurance benefits and indemnification for matters incurred in connection with any action against the executive which arose out of and was within the scope of his employment, provided that he acted in good faith and in a manner he reasonably believed to be in the best interests of Redlands Centennial Bank and with respect to a criminal matter if he also had no reasonable cause to believe his conduct was unlawful. If Redlands Centennial Bank terminates Mr. Spencer without cause, he shall be entitled to one year of base salary in addition to the salary continuation benefits discussed below. Upon any change of control involving Redlands Centennial Bank where his position is eliminated or materially changed in connection with the change of control, he is to be paid two years of his then current base salary in addition to the salary continuation benefits discussed below. In the event Mr. Spencer is terminated for cause, he shall be entitled to four weeks of salary as of the date of termination plus any pay in lieu of vacation.

On March 17, 1998, Redlands Centennial Bank and Mr. Spencer entered into a salary continuation agreement to provide salary continuation benefits to Mr. Spencer. If Mr. Spencer continues in the employ of Redlands Centennial Bank until age 55 ("Retirement Age"), he will receive from Redlands Centennial Bank under the salary continuation agreement an annual benefit amount beginning at $186,956 and increasing 3% per year for subsequent years ("Annual Benefit Amount") for ten years beginning at his reaching Retirement Age. In the event Mr. Spencer terminates employment due to disability prior to age 55, he will receive the salary continuation benefits in the amount of the Annual Benefit Amount for 10 years beginning at his reaching Retirement Age. In the event Mr. Spencer dies while actively employed by Redlands Centennial Bank prior to reaching Retirement Age, his beneficiary will receive from Redlands Centennial Bank benefits in the amount of the Annual Benefit Amount for ten years beginning with the month following his death. In the event of involuntary termination without cause Mr. Spencer shall receive an annual benefit amount for 10 years beginning with the month following his involuntary termination. The annual benefit amount for involuntary termination without cause begins at $120,000 for one year of service and increases 3% per year for subsequent years up to $186,956 for 16 years of service. In the event of termination due to early retirement or voluntary termination other than due to a change of control, Mr. Spencer shall receive an annual benefit amount based on his years of service for 10 years beginning with the month following his early retirement or voluntary termination. The annual benefit amount for early retirement or voluntary termination begins at $3,686 for one year of service and goes up to a maximum of $186,956 after 16 years of service. In the event of a change in control of Redlands Centennial Bank while Mr. Spencer is in active service with Redlands Centennial Bank, Mr. Spencer will receive an annual benefit amount based on his years of service with Redlands Centennial Bank for ten years beginning with the month following the consummation of the change in control of Redlands Centennial Bank. The annual benefit amount for a change of control begins at $120,000 for one year of service and increases at 3% per year for subsequent years of service up to $186,956 for 16 years of service. Upon the first anniversary of the commencement of such benefit payment and each following anniversary, the annual benefit amount will increase by 3%. In addition, if there are any excess parachute taxes resulting from the change of control, the acquiring entity shall reimburse Mr. Spencer for any excise taxes due on such benefit payments. In the event Mr. Spencer is terminated for cause, he will forfeit any benefits from the salary continuation agreement.

Mrs. Beth Sanders has an employment agreement with Redlands Centennial Bank to serve as Redlands Centennial Bank's Executive Vice President and Chief Financial Officer for a term of two years commencing April 1, 1998 and with an initial annual salary of $80,000. The term of her agreement is automatically renewed for additional one year terms unless she or Redlands Centennial Bank gives notice to the other party no less than three months and no more than six months prior to the end of the then current term of the agreement. The agreement provides that Mrs. Sanders shall be entitled to salary increases as determined by Redlands Centennial Bank's board of directors. Pursuant to the agreement, Mrs. Sanders is entitled to four weeks vacation per year, health, disability and life insurance benefits and indemnification for matters incurred in connection with any action against her which arose out of and was within the scope of her employment, provided that she acted in good faith and in a manner she reasonably believed to be in the best interests of Redlands Centennial Bank and with respect to a criminal matter if she also had no reasonable cause to believe her conduct was unlawful. If Redlands Centennial Bank terminates Mrs. Sanders without cause, she shall be entitled to six months of base salary. Upon any change of control involving Redlands Centennial Bank and where her position is eliminated or materially changed in connection with the change of control, she is to be paid one year of her then current base salary. In the event Mrs. Sanders is terminated for cause, she shall be entitled to four weeks of salary as of the date of termination plus any pay in lieu of vacation.

COMPENSATION OF DIRECTORS

The directors are not paid any directors fees by Centennial First, but the directors receive directors fees from Redlands Centennial Bank for services they provide as a director of Redlands Centennial Bank. The directors of Redlands Centennial Bank are each paid a fee of $750 per month, except for the chairman who receives $1,500 per month. Redlands Centennial Bank directors also are paid $75 for each Redlands Centennial Bank committee meeting attended by the committee member and $125 for each Redlands Centennial Bank committee meeting chaired by the committee chairman. Each of the directors except Messrs. Bartells and Jacinto and Dr. Feldkamp was granted a stock option to acquire 6,670 shares (adjusted for stock dividends) at an exercise price of $5.98 on January 18, 1991. Mr. Bartells was granted a stock option to acquire 6,670 shares (adjusted for stock dividends) at an exercise price of $5.98 on August 21, 1992. Each of the directors except Dr. Feldkamp and Mr. Jacinto was granted an option to acquire 1,404 shares (adjusted for stock dividends) at an exercise price of $9.26 on August 15, 1997. Each of the directors, except for Dr. Feldkamp, received a stock option grant on February 19, 1999 for 2,625 shares (adjusted for stock dividends) with an option price of $14.52 per share. With the exception of Dr. Feldkamp, the directors also participate in a director retirement plan which provides each director with retirement, death and liability benefits that is set forth in their individual agreements. The agreements entered into between Redlands Centennial Bank and the respective directors provide each director with retirement benefits of $7,500 per year for ten years commencing at their expected retirement age which ranges from age 56 for Mr. Meyer to age 65 for Ms. Beswick. The retirement benefits are informally funded with life insurance policies purchased by Redlands Centennial Bank. The net accrued costs of such benefits for 2000 for all of the directors totaled $14,955. In addition, the directors and their dependents participate in Redlands Centennial Bank's self-funded dental plan. Under Redlands Centennial Bank's dental plan, the maximum reimbursement by Redlands Centennial Bank to any participant is $750 per year. A total of $2,871 was paid under Redlands Centennial Bank's dental plan in 2000 for the benefit of the directors and their dependents.

                              CERTAIN TRANSACTIONS

Some of the directors and executive officers of Centennial First and the companies with which those directors and executive officers are associated are customers of, and have had banking transactions with, Redlands Centennial Bank in the ordinary course of Redlands Centennial Bank's business, and Redlands Centennial Bank expects to have banking transactions with such persons in the future. In the opinion of Redlands Centennial Bank's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

                            INDEPENDENT ACCOUNTANTS

The firm of Hutchinson and Bloodgood LLP served as certified independent public accountants for Centennial First with respect to the year 2000, and Hutchinson and Bloodgood LLP has been appointed as Centennial First's certified independent public accountants for 2001. Centennial First's board has determined the firm of Hutchinson and Bloodgood LLP to be fully independent of the operations of Centennial First.

Aggregate fees billed by Hutchinson and Bloodgood LLP to Centennial First for the year ended 2000 are as follows:

                  Audit fees                         $67,000
                  All other fees                     $42,000


Hutchinson and Bloodgood LLP audited Centennial First's financial statements for the year ended December 31, 2000. It is anticipated that a representative of Hutchinson and Bloodgood LLP will be present at the meeting and will be available to respond to appropriate questions from shareholders at the meeting.

                              SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for Centennial First's 2002 annual meeting of shareholders is December 31, 2001.

                                  OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

                                      CENTENNIAL FIRST FINANCIAL SERVICES

Dated:  March 23, 2001                Sally Flanders, Secretary

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTES. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

The Annual Report to Shareholders for the fiscal year ended December 31, 2000 is being sent concurrently to Centennial First's shareholders.

A COPY OF CENTENNIAL FIRST'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO MRS. BETH SANDERS, EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL OFFICER AT 218 EAST STATE STREET, REDLANDS, CALIFORNIA 92373.

                                   APPENDIX A

                       CENTENNIAL FIRST FINANCIAL SERVICES
                            REDLANDS CENTENNIAL BANK

                                 AUDIT COMMITTEE

CHARTER: To monitor and ensure the integrity of all internal accounting, operational, and security procedures and set policies for same; to guide and manage the external audit function; to meet with and discuss findings of regulatory examiners; to ensure the internal auditor's independence and objectivity; to directly hire internal and external audit personnel; to oversee compliance procedures relating to Board policy, management procedure, regulations, and law. Review and discuss audited financial statements with management. Discuss matters required by Statement on Auditing Standards No. 61 with the independent auditors; obtain disclosures regarding the auditor's independence required by Independence Standard Board Standard No.1, and based on review and discussion, recommend to Board that the audited financial statement be included in the company's annual report on Form 10-KSB.

AUTHORITY:   Unlimited, within the scope of Committee responsibility.

PROCEDURE:   Operational exhibits necessary to be delivered to members two full days prior to meeting time and/or on call by the Committee chairperson. Internal and external audit reports are to be addressed directly to the Committee in all cases, and copied to the CEO as appropriate.

MEMBERSHIP:  Composed exclusively of outside Board members.  CEO, CLO, CFO, and
             Compliance Officer may attend as non-voting guests to facilitate proceedings and answer questions.

QUORUM:      Simple majority.

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE
                                     BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. William A. McCalmon and
            PROXY Patrick J. Meyer as proxies and with full power of substitution, to represent, vote
CENTENNIAL FIRST FINANCIAL SERVICES  and act with respect to all shares of common stock of Centennial First Financial
                                     Services which the undersigned would be
                                     entitled to vote at the meeting of
                                     shareholders to be held on April 24, 2001 at 6:00 p.m., at Redlands Country Club located at 1749 Garden Street, Redlands, California, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:


1. Election of nine (9) persons to be directors.

               Bruce J. Bartells                   William A. McCalmon
               Carole H. Beswick                   Patrick J. Meyer
               Irving M. Feldkamp, III, D.D.S.     Douglas C. Spencer
               Larry Jacinto                       Douglas F. Welebir
               Ronald J. Jeffrey

          [   ] FOR ALL NOMINEES LISTED ABOVE       [   ]   WITHHOLD AUTHORITY
                (except as marked to the
                 contrary below)

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below:)


--------------------------------------------------------------------------------


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or adjournments thereof.

                           PLEASE SIGN AND DATE BELOW

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY.

(Please date this proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

   [ ] I DO [ ] I DO NOT EXPECT TO ATTEND THE MEETING.


                                        ---------------------------------------
                                                  (Number of Shares)


                                        ---------------------------------------
                                              (Please Print Your Name)


                                        ---------------------------------------
                                              (Please Print Your Name)


                                        ---------------------------------------
                                                       (Date)


                                        ---------------------------------------
                                              (Signature of Shareholder)


                                        ---------------------------------------
                                              (Signature of Shareholder)


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF CENTENNIAL FINANCIAL A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY.